UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 7, 2021 (January 6, 2021)

Commission file number 001-16583.
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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	58-2632672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia 30309-7676
(Address of principal executive offices)
(404) 853-1400
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On January 7, 2021, Acuity Brands, Inc. (“we,” “our,” “us,” “the Company,” or similar references) issued a press release containing information about our results of operations for our fiscal quarter ended November 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01. Other Events.
On January 6, 2021, the Board declared a quarterly dividend of $0.13 per share. A copy of the related press release is attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated January 7, 2021.
99.2	Press Release dated January 6, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 7, 2021

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release dated January 7, 2021.	(Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated January 6, 2021.	(Filed with the Commission as part of this Form 8-K).
104	Cover Page Interactive Data File (embedded within the inline XBRL document).	(Filed with the Commission as part of this Form 8-K).